UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2008
FX REAL ESTATE AND ENTERTAINMENT INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-33902 (Commission File Number)	36-4612924 (I.R.S. Employer Identification No.)

650 Madison Avenue New York, New York	10022 (Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 838-3100
(Former Name or Former Address, if
Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-10.1: FORM OF OPTION AGREEMENT
EX-10.2: FORM OF OPTION AGREEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) At FX Real Estate and Entertainment Inc.’s (the “Company”) 2008 annual meeting of stockholders held on September 24, 2008, the Company’s stockholders approved the:
•	The FX Real Estate and Entertainment Inc. 2007 Long-Term Incentive Compensation Plan (the “Long-Term Incentive Compensation Plan”); and

•	The FX Real Estate and Entertainment Inc. 2007 Executive Equity Incentive Plan (the “Executive Equity Incentive Plan”).
     Each of the Long-Term Incentive Compensation Plan and the Executive Equity Incentive Plan and a summary of its terms, including outstanding option awards held by the Company’s principal executive officer, principal financial officer and other named executive officers, are set forth in, and incorporated herein by reference to, the Company’s definitive proxy statement for such aforesaid 2008 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on August 20, 2008.
     The standard form of option agreement for the Long-Term Incentive Compensation Plan is filed herewith as Exhibit 10.1, and the standard form of option agreement for the Executive Equity Incentive Plan is filed herewith as Exhibit 10.2. Both of these standard forms of option agreement are incorporated herein by reference.

Item 8.01	Other Events.
     As a result of the dislocation and turbulence in the capital markets, the Company is reviewing its originally proposed program for the redevelopment of its Las Vegas properties. While no definitive determination has been made by the Company, it is unlikely that the program originally proposed will be undertaken. The Company intends to continue the properties’ commercial leasing activities pending any such definitive determination.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
10.1	Form of Option Agreement for FX Real Estate and Entertainment Inc. 2007 Long-Term Incentive Compensation Plan

10.2	Form of Option Agreement for FX Real Estate and Entertainment Inc. 2007 Executive Equity Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX REAL ESTATE AND ENTERTAINMENT INC.
By:	/s/ Mitchell J. Nelson
Name:	Mitchell J. Nelson
Title:	Executive Vice President, General Counsel and Secretary

DATE: September 29, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of Option Agreement for FX Real Estate and Entertainment Inc. 2007 Long-Term Incentive Compensation Plan

10.2	Form of Option Agreement for FX Real Estate and Entertainment Inc. 2007 Executive Equity Incentive Plan